SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                           AMERICAN BUILDINGS COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                           AMERICAN BUILDINGS COMPANY
                              1150 STATE DOCKS ROAD
                             EUFAULA, ALABAMA 36027
                                  334-687-2032


                                                                  March 26, 1999


Dear Stockholder:

     You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 10:00 A.M. on Tuesday, April 27, 1999 at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103.

     At the meeting you will only be asked to elect six directors of the Company. In addition, we will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                Very truly yours,


                                William L. Selden
                                Chairman of the Board
                                  of Directors



                               Robert T. Ammerman
                               Chief Executive Officer

                           AMERICAN BUILDINGS COMPANY

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                                                        Eufaula, Alabama
                                                        March 26, 1999

     Notice is hereby given that the Annual Meeting of Stockholders of American Buildings Company will be held on Tuesday, April 27, 1999 at 10:00 A.M. at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 for the following purposes:

     (1)  To elect six directors to serve for the ensuing year; and

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 15, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                                       PEGGY S. WOODHAM
                                                            Secretary

                           AMERICAN BUILDINGS COMPANY
                              1150 State Docks Road
                             Eufaula, Alabama 36027

                                   ----------

                                 PROXY STATEMENT

                                   ----------



                               GENERAL INFORMATION


Proxy Solicitation

     This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of American Buildings Company (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders to be held on Tuesday, April 27, 1999, or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

     Proxies for use at the meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to stockholders on or about March 26, 1999 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

Revocability and Voting of Proxy

     A form of proxy for use at the Annual Meeting of Stockholders and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of the Company's Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposal No. 1 as set forth in the accompanying Notice of Annual Meeting of Stockholders and in accordance with their best judgment on any other matters which may properly come before the meeting.

Record Date and Voting Rights

     Only stockholders of record at the close of business on March 15, 1999 are entitled to notice of and to vote at the Annual Meeting or any and all adjournments thereof. On March 15, 1999 there were 5,117,680 shares of Common Stock outstanding; each such share is entitled to one vote on each matter to be presented at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority under the applicable rule of the New York Stock Exchange. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of February 1, 1999 (except as otherwise noted in the footnotes), regarding the beneficial ownership (determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"), which generally attributes beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities) of the Company's Common Stock of: (i) each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                                           Amount and Nature of
                                                          Beneficial Ownership of             Percentage of
Name of Beneficial Owner                                       Common Stock                   Common Stock
------------------------                                 ------------------------             ------------
Neuberger & Berman, LLC(1)..........................              521,700                          9.9%
SAFECO Corporation (2)..............................              510,100                          9.7%
Heartland Advisors, Inc.(3).........................              500,000                          9.5%
Marvin Schwartz(4)..................................              333,700                          6.4%
Wellington Management Company, LLP(5)...............              286,000                          5.4%
Robert T. Ammerman(6)...............................              196,463                          3.6%
Harold J. Levy(7)...................................               22,632                          *
Douglas L. Newhouse(8)..............................               86,717                          1.6%
Ralph S. Saul(9)....................................                5,875                          *
William L. Selden(10)...............................              117,312                          2.2%
Robert F. Shapiro(7)................................               17,375                          *
Kendrick R. Wilson III(11)..........................               16,375                          *
R. Charles Blackmon(12).............................               64,768                          1.2%
William R. Buchholz(13).............................               49,302                          *
Roy L. Smith(13)....................................               50,621                          1.0%
Joel R. Voelkert(13)................................               91,787                          1.7%
All directors and executive officers as a group
   (12 persons)(14).................................              644,854                         11.3%

----------
* Less than 1%

(1) The amount and nature of beneficial ownership of Common Stock is based on information set forth in a Schedule 13G dated February 5, 1999 filed by the beneficial owner. The Schedule 13G states that such beneficial owner has sole voting power with respect to 348,400 shares and shared dispositive power with respect to 521,700 shares. The Schedule 13G states that it does not include 67,000 shares owned by principals of Neuberger & Berman, LLC, and notes that Marvin Schwartz, a principal of Neuberger & Berman, LLC, is deemed to be the beneficial owner of 333,700 shares. (See note 4 below). The address of such beneficial owner is 605 Third Avenue, New York, NY 10158.

(2) The amount and nature of beneficial ownership of Common Stock is based on information set forth in a Schedule 13G dated February 11, 1999 filed by SAFECO Corporation ("SAFECO"), SAFECO Asset Management Company ("SAMCO") and SAFECO Common Stock Trust (the "Trust"). The Schedule 13G states that SAFECO disclaims beneficial ownership of the shares reported on the
     Schedule 13G, which are owned beneficially by registered investment companies for which a subsidiary of SAFECO serves as an adviser. The
     Schedule 13G states that SAMCO disclaims beneficial ownership of the shares reported on the Schedule 13G, which are owned beneficially by registered investment companies for which SAMCO serves as an adviser. The Schedule 13G states that the Trust beneficially owns 360,400 shares (6.9%). Such entities share voting and dispositive power with respect to such shares. The address of SAFECO and SAMCO is SAFECO Plaza, Seattle, WA 98185 and the address of the Trust is 10865 Willows Road, NE, Redmond, WA 98052.

(3) The amount and nature of beneficial ownership of Common Stock is based on information set forth in a Schedule 13G dated January 19, 1999 filed by the beneficial owner. The Schedule 13G states that the shares are held in investment advisory accounts of Heartland Advisors, Inc., and that the interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the class. The Schedule 13G states that the beneficial owner has sole dispositive power with respect to such shares. The address of such beneficial owner is 790 North Milwaukee Street, Milwaukee, WI 53202.

(4) The amount and nature of beneficial ownership of Common Stock is based on information set forth in a Schedule 13D filed November 7, 1997 by the beneficial owner. The Schedule 13D states that Mr. Schwartz has sole voting and dispositive power with respect to 106,300 shares and shared dispositive power with respect to 227,400 shares. The Schedule 13D states that 47,000 shares are owned by Mr. Schwartz for his personal account, and 286,700 shares are beneficially owned as follows: 59,300 shares are owned by the N&B Profit Sharing Trust, over which Mr. Schwartz has sole dispositive and voting power, and 227,400 shares are held in accounts for the benefit of Mr. Schwartz's family, for which shares he has shared dispositive power. The address of such beneficial owner is c/o Neuberger & Berman, LLC, 605 Third Avenue, New York, NY 10158.

(5) The amount and nature of beneficial ownership of Common Stock is based on information set forth in a Schedule 13G dated February 9, 1999 filed by the beneficial owner. The Schedule 13G states that such beneficial owner shares voting power with respect to 119,000 shares and dispositive power with respect to 286,000 shares. The address of such beneficial owner is 75 State Street, Boston, MA 02109.

(6) Includes 149,071 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1999. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1999.

(7) Includes 12,375 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1999. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1999.

(8) Includes 9,125 shares issuable pursuant to options which are exercisable within 60 days of February 1, 1999 and 77,592 shares which are owned by Sterling ABC/Metbuild Corporation ("Sterling ABC"), a corporation in which Mr. Newhouse owns one-third of the outstanding shares. Mr. Newhouse disclaims beneficial ownership of the shares owned by Sterling ABC, other than the shares in which he has a pecuniary interest. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1999.

(9) Consists of 4,875 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1999 and 1,000 shares which are owned by a charitable remainder trust. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1999.

(10) Includes 17,375 shares issuable pursuant to options which are exercisable within 60 days of February 1, 1999 and 77,592 shares which are owned by Sterling ABC, a corporation in which Mr. Selden owns one-third of the outstanding shares. Mr. Selden disclaims beneficial ownership of the shares owned by Sterling ABC, other than the shares in which he has a pecuniary interest. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1999.

(11) Includes 12,375 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1999. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1999. Mr. Wilson is not standing for re-election as a Director.

(12) Includes 62,768 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1999. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1999.

(13) Consists of shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1999. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1999.

(14) Includes 77,592 shares owned by Sterling ABC, 1,000 shares owned by a charitable remainder trust and 462,893 shares issuable pursuant to options which are exercisable within 60 days of February 1, 1999. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1999.

                      PROPOSAL NO. 1--ELECTION OF DIRECTORS

     Six directors (constituting the entire Board) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and shall qualify. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

     The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:



                              Year First            Principal Occupation
Nominee              Age   Became Director       During the Past Five Years
-------              ---   ---------------       --------------------------
Robert T. Ammerman   59        1992          Chief   Executive   Officer  and  a
                                             director  since joining the Company
                                             in July  1992  and  President  from
                                             July 1992 to August 1996. From 1973
                                             until he joined  the  Company,  Mr.
                                             Ammerman  was  employed  by  United
                                             Dominion  Industries,  Inc. and its
                                             affiliates,  including Varco-Pruden
                                             Buildings,  a manufacturer of metal
                                             buildings.  Mr.  Ammerman served in
                                             various    capacities,    including
                                             Vice-President/General      Manager
                                             Eastern  Division  of  Varco-Pruden
                                             Buildings   and  President  of  the
                                             Buildings    segment    of   United
                                             Dominion  Industries,  Inc.,  which
                                             included  Varco-Pruden   Buildings,
                                             Stran  Buildings and AEP/Span.  Mr.
                                             Ammerman  was Chairman and a member
                                             of the  Executive  Committee of the
                                             Metal    Building     Manufacturers
                                             Association,   an  industry   trade
                                             association, in 1995.

William L. Selden    51        1993          Director  of  the   Company   since
                                             January  1993 and  Chairman  of the
                                             Board of  Directors  of the Company
                                             since  February 1993. Mr. Selden is
                                             a   partner   and   co-founder   of
                                             Sterling   Ventures   Limited,    a
                                             company  formed  in  1991  for  the
                                             purpose  of making  private  equity
                                             investments. Mr. Selden is Chairman
                                             of  the  Board  of   Directors   of
                                             Tidewater  Holdings,   Inc.  and  a
                                             director  of  McArthur/Glen  Europe
                                             Holdings, Ltd.

                              Year First            Principal Occupation
Nominee              Age   Became Director       During the Past Five Years
-------              ---   ---------------       --------------------------
Harold Levy          45        1993          Director  of  the   Company   since
                                             January   1993.   Mr.   Levy  is  a
                                             Principal    of    Iridian    Asset
                                             Management.  Prior  to  co-founding
                                             Iridian  Asset  Management in April
                                             1996,  Mr.  Levy  was  Senior  Vice
                                             President   at   Arnhold   and   S.
                                             Bleichroeder  Inc.  from  September
                                             1991 until  March 1996 and was Vice
                                             President  from  December  1984  to
                                             September   1991.  Mr.  Levy  is  a
                                             director  of  Assistive  Technology
                                             and Triac Corp.

Douglas L. Newhouse  45        1993          Director  of  the   Company   since
                                             January  1993.  Mr.  Newhouse  is a
                                             partner and  co-founder of Sterling
                                             Ventures    Limited.    Prior    to
                                             co-founding  Sterling  Ventures  in
                                             1991, Mr. Newhouse was President of
                                             Middex   Capital    Corp.,    which
                                             specialized  in the  acquisition of
                                             middle  market  companies,  for one
                                             and  one-half  years.  Prior to his
                                             employment    with   Middex,    Mr.
                                             Newhouse    was   a   Senior   Vice
                                             President in the Corporate  Finance
                                             Department of Lehman Brothers, Inc.

Ralph S. Saul        76        1993          Director of the  Company  since May
                                             1993.  Mr.  Saul is also a director
                                             of Horace Mann Educators Corp., and
                                             Knoxn Co..  Mr.  Saul was  Chairman
                                             and co-Chief  Executive  Officer of
                                             CIGNA  Corp.  from 1982 to 1985 and
                                             was President of the American Stock
                                             Exchange from 1966 to 1971.

Robert F. Shapiro    64        1993          Director of the  Company  since May
                                             1993.  Mr.  Shapiro is a partner of
                                             Klingenstein,  Fields & Co., L.L.C.
                                             and   the   President   of   RFS  &
                                             Associates,  a  private  investment
                                             and consulting  firm. He is also an
                                             independent   general   partner  of
                                             Equitable   Capital   Partners  and
                                             currently  is a director of the TJX
                                             Companies,  Inc., The Burnham Fund,
                                             Inc. and Magainin  Pharmaceuticals.
                                             Mr.    Shapiro   was   formerly   a
                                             co-Chairman of Wertheim  Schroder &
                                             Co.  Incorporated,   an  investment
                                             banking   firm,   a   director   of
                                             Schroders  PLC,   Chairman  of  New
                                             Street Capital Corp., a director of
                                             Lehman  Brothers,  Inc., a Governor
                                             of the American  Stock Exchange and
                                             a   Chairman   of  the   Securities
                                             Industry Association.

     All directors hold office until the next meeting of the stockholders of the Company and until their successors are elected and qualified.

     The Board of Directors has a Finance and Audit Committee which is charged with reviewing the Company's internal accounting procedures, consulting with and reviewing the selection of the Company's independent auditors and reviewing the Company's financing needs. The Finance and Audit Committee currently consists of Messrs. Newhouse, Saul and Shapiro. During 1998, the Finance and Audit Committee met twice. The Board of Directors also has a Compensation

Committee charged with recommending to the Board the compensation for the Company's executives. The Compensation Committee is currently composed of Messrs. Newhouse and Shapiro. During 1998, the Compensation Committee met once. The Board of Directors has also established an Executive Committee charged with exercising powers of the Board of Directors expressly delegated to it. The Executive Committee is currently composed of Messrs. Ammerman, Levy and Selden. The Executive Committee did not act during 1998.

     During the fiscal year ended December 31, 1998, the Board of Directors held four meetings. Each director attended at least 75% of the meetings of the Board of Directors held when he was a Director and of all committees of the Board of Directors on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 1998 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

Vote Required

     The six nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

     THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1-ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning all cash and non-cash compensation paid or to be paid by the Company as well as certain other compensation awarded, earned by and paid, during the fiscal years indicated, to the President and Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for such period in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                                                                        Long-Term Compensation
                                                                 Annual Compensation                           Awards
                                                        ----------------------------------------      --------------------------
                                                                                                                          All
                                                                                                       Securities        Other
                   Name and Principal                                                                  Underlying       Compen-
                      Position                          Year         Salary            Bonus(1)       Options/SARs     sation(2)
                      --------                          ----         ------            --------       ------------     ---------
Robert T. Ammerman
Chief Executive Officer ..........................     1998        $400,000           $171,716(3)            --        $10,921
                                                       1997         250,000            305,777           45,000         10,323
                                                       1996         250,000             14,805               --          8,525
Joel R. Voelkert
President-Construction
Products Group ...................................     1998         210,000             67,771               --         11,149
                                                       1997         191,400            175,568           19,000         12,001
                                                       1996         166,400              8,488               --          8,455
R. Charles Blackmon
Executive Vice President-Chief
Financial Officer ................................     1998         165,000             54,618(3)            --          8,002
                                                       1997         142,000            103,431           24,000          9,559
                                                       1996         122,500              3,880               --          3,101
William R. Buchholz
Vice President-Operations ........................     1998         152,500             38,547               --         10,855
                                                       1997         134,300             97,944           10,000         10,671
                                                       1996         125,500              3,852               --          9,296
Roy L. Smith
President, Polymer Coil Coaters ..................     1998         125,000             76,633(4)            --          6,341
                                                       1997         116,700             94,308(4)         9,000          9,166
                                                       1996         112,200             53,914(4)            --          4,814

----------
(1) For each of 1998, 1997, and 1996, represents bonuses paid during the following year for services rendered in that year. In 1996, the Company adopted a shareholder value added plan for key senior and middle management executives. The plan entitles participants to receive cash bonuses based on a fixed percentage of Shareholder Value Added (as defined in the plan) and the change in Shareholder Value Added. Does not include amounts allocated to the Shareholder Value Added plan's bank, which amounts are subject to change based on the Company's performance and will be paid in future years if the individual remains with the Company. At December 31, 1998, the bank balance for Messrs. Ammerman, Voelkert, Blackmon, Buchholz and Smith was $74,370, $42,692, $24,309, $23,154, and $8,846, respectively.

(2) Includes the Company's contributions to the American Buildings Company Savings Plan (the "Savings Plan") of $4,125, $5,113, $5,091, $5,096 and
     $3,805 in 1998,  $5,563,  $6,552,  $5,413,  $5,136  and  $6,516 in 1997 and
     $3,174,  $4,880,  $4,608,  $4,347 and  $4,814 in 1996 to Messrs.  Ammerman,
     Voelkert, Blackmon, Buchholz and Smith, respectively. The Company is obligated to contribute at least 25% of the amount of compensation elected to be deferred by such individual; however, the Company has the opportunity to increase this amount. In addition, the Company is required to contribute 1% of its eligible gross payroll to participants in the Savings Plan pursuant to a formula based on compensation and years of service (the "Additional Contribution"). In 1996, 1997 and 1998, the Company contributed 25%, 40% and 25% of the amount of compensation elected to be deferred by each named individual plus the Additional Contribution to each named individual. The balance of the amounts in this column consists of insurance premiums on term life insurance paid by the Company for the benefit of the named individuals and a car allowance for each of Ammerman, Voelkert, Blackmon, Buchholz and Smith.

(3) Includes bonuses paid from the Windsor Door shareholder value added plan in 1999 for services rendered in 1998 of $16,626 and $5,987 for Messrs. Ammerman and Blackmon, respectively.

(4) Includes a bonus of $63,000 paid in 1999 based on the Polymer Coil Coater division's 1998 performance, a bonus of $58,500 paid in 1998 based on that division's 1997 performance and a bonus of $52,000 paid in 1997 based on that division's 1996 performance.

Stock Options

     No grants of stock options were made during the year ended December 31, 1998 to the persons named in the Summary Compensation Table. However, on January 19, 1999, the Company granted options to purchase an aggregate of 30,000 shares, 15,000 shares, 15,000 shares, 5,000 shares and 15,000 shares to each of Messrs. Ammerman, Voelkert, Blackmon, Buchholz and Smith, respectively, at an exercise price of $23.50 per share, equal to the closing price of the Common Stock on the date of grant. The options are exercisable in four equal annual installments commencing January 19, 2000.

     The following table sets forth the aggregate options exercised during the year ended December 31, 1998 and the number of securities underlying unexercised options and the value of unexercised options held by each of the executive officers named in the Summary Compensation Table at December 31, 1998:


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                   Number of Securities              Value of Unexercised
                                                                  Underlying Unexercised                 In-the-Money
                                        Shares         Value       Options at Year End              Options at Year End(1)
                                       Acquired      Realized  ----------------------------     ------------------------------
Name                                  on Exercise       ($)     Exercisable   Unexercisable     Exercisable      Unexercisable
----                                  -----------       ---     -----------   -------------     -----------      -------------
Robert T. Ammerman.........                 0            0        145,321           38,750     $ 1,805,014            $0
Joel R. Voelkert...........                 0            0         89,537           16,250       1,217,774             0
R. Charles Blackmon........                 0            0         60,518           20,000         652,727             0
William R. Buchholz........             6,027      143,169         48,052            9,000         542,310             0
Roy L. Smith...............                 0            0         49,621            7,750         606,433             0

----------
(1) Computed based upon the difference between the stock option exercise price and the closing price of the Company's Common Stock on December 31, 1998 ($24.50).

Management Retirement and Death Benefit Plan

     The Company has a noncontributory retirement and death benefit plan which covers certain management employees. The plan provides a death benefit if a covered employee dies prior to reaching retirement age, as defined by the plan, to be paid over a minimum ten-year period and a mutually exclusive retirement benefit, after reaching the defined retirement age, to be paid over a ten-year period. Termination of employment with the Company for any reason prior to reaching this defined retirement age results in plan members forfeiting all benefit rights and claims. Benefits under this plan do not vest until retirement or, if earlier, death, and the Company has the right to modify or terminate this plan at any time.

Employment Agreements

     The Company has entered into employment agreements, effective as of January 1, 1998, with each of Robert Ammerman, Charles Blackmon, William Buchholz, Roy Smith and Joel Voelkert for terms ending December 31, 2000. Each of the foregoing agreements (collectively, the "Employment Agreements") provides for automatic renewal for successive one year terms unless either party notifies the other to the contrary at least 90 days prior to its expiration. The agreements require each employee to devote substantially all of his time and attention to the business of the Company as necessary to fulfill his duties. The agreements provide for the payment of a base salary for 1999 to Messrs. Ammerman, Blackmon, Buchholz, Smith and Voelkert at a rate of $412,000, $170,000, 160,000, $132,000 and $215,000, respectively. Mr. Ammerman's agreement also provides for minimum annual salary increases based on increases in the cost of living. The agreements also provide for the payment of bonuses in such amounts as may be determined by the Board. Under the agreements, the employee may terminate his employment upon 30 days' notice. The agreements provide that in the event the employee's employment is terminated by the Company at any time for any reason other than justifiable cause, disability or death, the Company shall pay the employee the employee's base salary and permit participation in benefit programs for the greater of (i) the remaining term of the agreement or (ii) one year (two years in the case of Mr. Ammerman); however, if such termination occurs at any time within one year following a "Change of Control of the Company," the Company shall pay the employee a lump sum payment equal to two years' annual salary plus an amount equal to twice the employee's most recently declared bonus, and permit participation in benefit programs for the period specified above. The Employment Agreements also provide that in the event the Company chooses not to renew the agreement, the Company shall pay the employee his base salary for a period of one year. Each agreement contains confidentiality provisions, whereby each executive agrees not to disclose any confidential information regarding the Company, as well as non-competition covenants. The non-competition covenants survive the termination of an employee's employment for the greater of (i) the remaining term of the agreement or (ii) two years, except in the event the Company elects not to renew the agreement, terminates the employee's employment within one year following a "Change in Control of the Company" or fails to make required severance payments.

     For purposes of the Employment Agreements, a "Change in Control of the Company" shall be deemed to occur if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) the stockholders of the Company shall approve any plan or proposal for liquidation or dissolution of the Company, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 40% or more of the Company's outstanding Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     The Employment Agreements also provide that if, in connection with a change of ownership or control of the Company or a change in ownership of a substantial portion of the assets of the Company (all within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), an excise tax is payable by the employee under Section 4999 of the Code, then the Company will pay to the employee additional compensation which will be sufficient to enable the employee to pay such excise tax as well as the income tax and excise tax on such additional compensation, such that, after the payment of income and excise taxes, the employee is in the same economic position in which he would have been if the provisions of Section 4999 of the Code had not been applicable.

Compensation of Directors

     Each non-employee director of the Company (other than Messrs. Newhouse and Selden) receives a director's fee of $2,500 per quarter, plus $750 per meeting attended and $750 per telephonic meetings attended. In addition, directors who are not employees of the Company are compensated through stock options. Messrs. Newhouse and Selden are partners of Sterling Ventures Limited ("Sterling"), which receives an annual management fee from the Company.

     The Company has adopted a Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan"), pursuant to which options to acquire a maximum of 260,000 shares of Common Stock may be granted to non-employee directors. Options granted under the Directors' Option Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code. The Directors' Option Plan provided that upon adoption of the plan, each of Messrs. Levy, Newhouse, Saul, Selden, Shapiro and Wilson, its current non-employee directors, was granted an option to purchase 7,500 shares of Common Stock at a purchase price per share equal to the initial public offering price of the Common Stock ($10.00). The Directors' Option Plan provides for the automatic grant to each of the Company's non-employee directors of (1) an option to purchase 7,500 shares of Common Stock on the date of such director's initial election or appointment to the Board of Directors (the "Initial Grant"), and (2) an option to purchase 5,000 shares of Common Stock (1,500 shares prior to 1999) on each annual anniversary of such election or appointment, provided that such individual is a non-employee director on such anniversary date (the "Additional Grant"). The options have an exercise price of 100% of the fair market value of the Common Stock on the date of grant and have a ten-year term. The Initial Grant becomes exercisable in four equal installments on the six month anniversary of the date such person was first elected or appointed to the Board of Directors and on the first, second and third anniversary of the date of such election or appointment. The Additional Grant becomes exercisable in four equal installments on the six month anniversary of the date of each Additional Grant and on the first, second and third anniversary of the date of such Additional Grant. The options may be exercised by payment in cash, check or shares of Common Stock. On February

25, 1996, 1997 and 1998, each of Messrs. Levy, Newhouse, Saul, Selden, Shapiro and Wilson was granted an option to purchase 1,500 shares of Common Stock at a purchase price of $21.125, $27.00 and $29.625 respectively, the closing price of the Common Stock on such dates, and on February 25, 1999 each non-employee director was granted an option to purchase 5,000 shares of Common Stock at a purchase price of $20.563, the closing price of the Common Stock on such date, under the Directors' Option Plan.

                  Compensation Committee Report to Stockholders

     The report of the Compensation Committee (the "Compensation Committee") shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation Committee of the Board of Directors was formed in February 1993 and consists of Messrs. Newhouse and Shapiro, each of whom is an independent non-employee director. The Compensation Committee administers the Company's executive compensation programs, monitors corporate performance and its relationship to compensation of executive officers, and makes appropriate recommendations concerning matters of executive compensation.

Compensation Philosophy

     The Company believes that executive compensation should be closely related to increased stockholder value. One of the Company's strengths contributing to its successes is a strong management team, many of whom have been with the Company for a large number of years. The Committee believes that low executive turnover has been instrumental to the Company's success, and that the Company's compensation program has played a major role in limiting executive turnover. The compensation program is designed to enable the Company to attract, retain and reward capable employees who can contribute to the continued success of the Company, principally by linking compensation with the attainment of key business objectives. Equity participation and a strong alignment to stockholders' interests are key elements of the Company's compensation philosophy. Accordingly, the Company's executive compensation program is designed to provide competitive compensation, support the Company's strategic business goals and reflect the Company's performance.

     The compensation program reflects the following principles:

     o    Compensation should encourage increased stockholder value.

     o    Compensation   programs   should  support  the  short-  and  long-term
          strategic business goals and objectives of the Company.

     o Compensation programs should reflect and promote the Company's values and reward individuals for outstanding contributions toward business goals.

     o Compensation programs should enable the Company to attract and retain highly qualified professionals.

Pay Mix and Measurement

     The Company's executive compensation is comprised of two components, base salary and incentives, each of which is intended to serve the overall compensation philosophy.

     Base Salary

     The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance and resources of the Company, general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, and level of experience, ability and knowledge of the job.

     Incentives

     Incentives consist of cash awards and stock options. Cash awards are paid under the Company's incentive bonus plan to key senior and middle management executives. Beginning with 1996, the Company adopted a Shareholder Value Added Plan that entitles participants to receive cash bonuses based on an annual aggregate award plus any deferred award balance from the award bank.
Contributions to the annual aggregate award and the award bank are based on a fixed percentage of the Shareholder Value Added ("SVA") plus a fixed percentage of the annual change in SVA. SVA is defined as the amount that Net Operating Profit After Taxes ("NOPAT") exceeds a capital charge, which is calculated as Capital Employed (as defined in the plan) multiplied by the associated Cost of Capital (as defined in the plan). Each participant's share is based on a specified percentage of their salary in relation to the other participants. For 1998, cash awards equal to 42.9%, 32.3%, 33.1%, 25.3% and 10.9% of their respective salaries were paid to Messrs. Ammerman, Voelkert, Blackmon, Buchholz and Smith, respectively. In addition, Mr. Smith received a bonus based on the results of the Polymer Coil Coaters Division equal to 50.4% of his salary. Stock options are granted from time to time to reward key employees' contributions.

     The Committee strongly believes that the pay program should provide employees with an opportunity to increase their ownership and potentially gain financially from Company stock price increases. By this approach, the best interests of stockholders, executives and employees will be closely aligned. Therefore, executives and other employees are eligible to receive stock options, giving them the right to purchase shares of Common Stock of the Company at a specified price in the future. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability, based on the Committee's discretionary evaluation. Options are granted at the prevailing market value of the Company's Common Stock and will only have value if the Company's stock price increases. Generally, grants of options vest over a period of time and executives must be employed by the Company for such options to vest.

     Chief Executive Officer 1998 Compensation

     The base salary for Robert T. Ammerman, the Company's Chief Executive Officer, was $400,000 during the Company's fiscal year ended December 31, 1998. Such base salary of $400,000 was increased $150,000 from Mr. Ammerman's 1997 base salary. In 1998 Mr. Ammerman also received a cash bonus of $171,716 for services rendered in 1998, of which $155,090 was earned pursuant to the shareholder value added plan described above and $16,626 was earned pursuant to a similar shareholder value added plan for the Windsor Door division. The increase in base salary for 1998 was made in recognition of the Company's 1997 performance and Mr. Ammerman's role in such performance, the increased size of the Company as a result of the Company's acquisition of the Windsor Door division of United Dominion Industries, Inc. and the fact that Mr. Ammerman's salary was not increased in 1997 from his 1996 salary. Mr. Ammerman was not granted any options in 1998 in light of the two option grants, totaling 45,000 shares, made to Mr. Ammerman in 1997. In January 1999, Mr. Ammerman was granted options to purchase 30,000 shares of Common Stock at an exercise price of $23.50 per share. These options become exercisable in four equal annual installments on the anniversary date of the grant.

     The aggregate compensation paid to Mr. Ammerman was deemed appropriate by the Compensation Committee considering the overall performance of the Company and Mr. Ammerman.

     Tax Effects

     Changes made in 1993 to the Internal Revenue Code of 1986, as amended (the "Code"), impose certain limitations on the deductibility of executive compensation paid by public companies. In general, under the limitations, the Company will not be able to deduct annual compensation paid to certain executive officers in excess of $1,000,000 except to the extent that such compensation qualifies as "performance-based compensation" (or meets other exceptions not here relevant). Non-deductibility would result in additional tax cost to the Company. It is possible that at least some of the cash and equity-based compensation paid or payable to the Company's executive officers will not qualify for the "performance-based compensation" exclusion under the deduction limitation provisions of the Code. Nevertheless, the Committee anticipates that in making compensation decisions it will give consideration to the net cost to the Company (including, for this purpose, the potential limitation on deductibility of executive compensation).

     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. The Committee believes its compensation practices are directly tied to stockholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company on behalf of the Company's stockholders. In view of the Company's performance and achievement of goals and competitive conditions, the Compensation Committee believes that compensation levels during 1998 adequately reflect the Company's compensation goals and policies.

                                            COMPENSATION COMMITTEE
                                            Douglas L. Newhouse
                                            Robert F. Shapiro

Compensation Committee Interlocks and Insider Participation

     On February 18, 1993, the Company's Board of Directors established a Compensation Committee, which currently consists of Messrs. Newhouse and Shapiro, to recommend compensation for the Company's executives.

     On February 25, 1998 each of Messrs. Newhouse and Shapiro was granted an option to purchase 1,500 shares of the Company's Common Stock pursuant to the Directors' Option Plan. On February 25, 1999 each above-named non-employee director was granted an option to purchase 5,000 shares of the Company's Common Stock pursuant to the Directors' Option Plan See "Compensation of Directors."

     In connection with the recapitalization of the Company in January 1993, the Company entered into a management agreement with Sterling pursuant to which Sterling agreed to provide financial and management consulting services to the Company for a fee of $275,000 per annum plus reimbursement of direct out-of-pocket costs and expenses. In connection with the Company's acquisition of the Windsor Door division of United Dominion Industries, Inc. the Company and Sterling amended the management agreement to increase the fee thereunder to $375,000 per annum in recognition of Sterling's increased responsibilities resulting from the increased size of the Company following the acquisition. Each of Messrs. Newhouse and Selden is an officer, director and holder of one-third of the shares of Sterling.

                            The Company's Performance

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG AMERICAN BUILDINGS COMPANY,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                    [GRAPHICAL REPRESENTATION OF DATA BELOW]

                                               FISCAL YEAR ENDING
                         -----------------------------------------------------------------------
COMPANY/INDEX/MARKET     4/29/1994    12/30/1994  12/29/1995  12/31/1996  12/31/1997  12/31/1998
--------------------     ---------    ----------  ----------  ----------  ----------  ----------
American Buildings          100.00      166.25      225.00      238.75      252.50      245.00
Peer Group Index            100.00      116.73      194.93      215.87      197.85      210.98
NASDAQ Market Index         100.00      101.44      131.58      163.51      200.01      282.10


     The above Graph compares the performance of the Company from April 29, 1994, the date that the Company's Common Stock commenced trading on the Nasdaq National Market, through December 31, 1998, against the performance of the Nasdaq Market Index and the Company's Peer Group (SIC Code Index) for the same period. The companies included in the Company's Peer Group are Butler Manufacturing Company, Mark Solutions Inc., Miller Building Systems Inc. and NCI Building Systems, Inc. United Dominion Industries, Inc., which was in the Company's Peer Group last year, was not included this year because it has disposed of all of its metal building systems and related operations.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Arthur Andersen LLP have been the independent auditors for the Company since December 1990 and will serve in that capacity for the 1999 fiscal year. A representative of Arthur Andersen L.L.P. will be present (either in person or by telephone) at the Annual Meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

     Stockholder proxies obtained by the Board of Directors in connection with the annual meeting of stockholders in the year 2000 will confer on the proxyholders discretionary authority to vote on any matters presented at the meeting which were not included in the proxy statement, unless notice of the matter to be presented at the meeting is provided to the Company's Corporate Secretary no later than February 10, 2000.

     All stockholder proposals which are intended to be presented at the 2000 Annual Meeting of Stockholders of the Company must be received by the Company no later than November 26, 1999 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

                                        By Order of the Board of Directors


                                        Peggy S. Woodham
                                        Secretary


Dated:  March 26, 1999

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: AMERICAN BUILDINGS COMPANY, ATTENTION: R. CHARLES BLACKMON, 1150 STATE DOCKS ROAD, EUFAULA, ALABAMA 36027.

                           AMERICAN BUILDINGS COMPANY
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned hereby appoints Robert T. Ammerman and William L. Selden, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 at 10:00 A.M. on Tuesday, April 27, 1999, and at any adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, as directed on the reverse side hereof.

     Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

              (To be Completed, Signed and Dated on Reverse Side)

|X|  Please mark your
     votes as in this
     example.


                    FOR       WITHHOLD

1.   ELECTION       |_|         |_|
     OF
     DIRECTORS


Nominees:  Robert T. Ammerman
           Harold Levy
           Douglas L. Newhouse
           Ralph S. Saul
           William L. Selden
           Robert F. Shapiro



(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name below.)


------------------------------------------------------



NOTE: THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO
SPECIFICATION IS MADE, IT WILL BE VOTED FOR ALL
NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.
THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR OF
DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY
DIRECTORS COME BEFORE THE MEETING.




SIGNATURE___________________________________    DATE__________




SIGNATURE___________________________________    DATE__________
         (SIGNATURE IF HELD JOINTLY)


NOTE: Please mark, date and sign exactly as name appears hereon, including designation as executor, trustee, etc. if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners must sign. PLEASE RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.